Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, John P. Durie, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A (Amendment No.1) of Green Bancorp, Inc.;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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Date: March 31, 2015	/s/ John P. Durie
John P. Durie
Executive Vice President and Chief Financial Officer